Exhibit 99(a)


                     Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-10559) pertaining to the Luby's Cafeterias, Inc. Performance Unit Plan of our report dated October 3, 1995, with respect to the financial statements of Luby's Cafeterias, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended August 31, 1995.




                                                ERNST & YOUNG LLP

San Antonio, Texas
November 20, 1995

                                                             Exhibit 99(b)


                     Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-36791) pertaining to the Luby's Cafeterias, Inc. Management Incentive Stock Plan of our report dated October 3, 1995, with respect to the financial statements of Luby's Cafeterias, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended August 31, 1995.




                                                ERNST & YOUNG LLP

San Antonio, Texas
November 20, 1995